Subsequent Events	6 Months Ended
Jun. 30, 2020
Subsequent Events

22. Subsequent Events

The Group evaluated subsequent events through July 30, 2020, which is the date when the interim unaudited condensed consolidated financial statements were issued.

In July 2020, the Company issued (1) 20,000,000 ordinary shares and (2) warrants to a third party for gross proceeds of US$100 million. The warrants allow the third party to purchase up to 16,666,670 ordinary shares within 18 months of the issuance date for an exercise price of US$6.00 per ordinary share, or an additional US$100 million if fully exercised.

In July 2020, the Group entered into an amendment to the 2013 licensing, co-development and commercialization agreement with

Eli Lilly and Company (“Lilly”) relating to the expansion of the Group’s role in the commercialization of fruquintinib (Elunate) across all of China, and Lilly will pay the Group in the form of royalties, manufacturing costs and service payments.